                                                    Preliminary Proxy Materials
                                                    ---------------------------

                            KRUG INTERNATIONAL CORP.
                          6 NORTH MAIN STREET SUITE 500
                             DAYTON, OHIO 45402-1900


                                                                June 14, 1996

Dear Shareholder:

                You are cordially invited to attend the Annual Meeting of Shareholders which will be held at 10:00 a.m., on Tuesday, July 16, 1996, at Sinclair Community College, Frederick C. Smith Auditorium, Sinclair Center - Building 12, 444 West Third Street, Dayton, Ohio.

                The accompanying Notice of the Annual Meeting and Proxy Statement contain detailed information concerning the matters to be considered and acted upon at the Meeting. The Corporation's 1996 Annual Report to Shareholders is also enclosed.

                We hope you will be able to attend the Meeting and meet and talk with your Corporation's management. As in the past, we will report on the operations of the Corporation and comment on matters of current interest. An informal question and answer period is also on our agenda.

                Whether or not you plan to attend the Annual Meeting, it would be most helpful if you would execute and return the enclosed proxy card at your earliest convenience. That way you will be sure to be represented at the Meeting and the Corporation will avoid the expense of follow-up letters to assure a quorum and the largest representation possible. If you later find you can attend the Meeting, you may then withdraw your proxy and vote in person.

                                                   Sincerely,



                                                   MAURICE F. KRUG
                                                   Chairman

                                                    Preliminary Proxy Materials
                                                    ---------------------------

                            KRUG INTERNATIONAL CORP.
                          6 North Main Street Suite 500
                             Dayton, Ohio 45402-1900


                                  -------------

                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 1996

                                 ---------------


TO THE SHAREHOLDERS OF
  KRUG INTERNATIONAL CORP.:

                The Annual Meeting of Shareholders of KRUG INTERNATIONAL CORP. will be held at 10:00 a.m., Eastern Daylight Savings Time, on Tuesday, July 16, 1996, at Sinclair Community College, Frederick C. Smith Auditorium, Sinclair Center - Building 12, 444 West Third Street, Dayton, Ohio, for the purpose of considering and voting upon:

                1.       Election of three directors for a two-year term;

                2. An amendment to the Corporation's Regulations making the Ohio Control Share Acquisition Statute inapplicable to the Corporation; and

                3. Such other business as may properly come before the meeting or any adjournment thereof.

                Whether or not you expect to be present, please mark, sign, date and return the enclosed proxy promptly in the envelope provided. Giving the proxy will not affect your right to vote in person if you attend the meeting.

                                             By order of the Board of Directors.



                                                       JAMES J. MULLIGAN
                                                           Secretary

June 14, 1996

                            KRUG INTERNATIONAL CORP.
                          6 North Main Street Suite 500
                             Dayton, Ohio 45402-1900

                              ---------------------

                                 PROXY STATEMENT
                     FOR 1996 ANNUAL MEETING OF SHAREHOLDERS

                              ---------------------


                This proxy statement is furnished in connection with the solicitation by the Board of Directors of KRUG INTERNATIONAL CORP., an Ohio corporation (the "Corporation"), of proxies to be used at the Annual Meeting of Shareholders to be held on July 16, 1996 and any adjournment thereof. The close of business on June 6, 1996 has been fixed as the record date for the determination of the holders of Common Shares entitled to vote at the meeting and each such shareholder is entitled to one vote per share. There were ___________ Common Shares outstanding at the close of business on June 6, 1996.

                All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board's recommendations which are FOR the election of W. E. Greenhalgh, Karen Beth Brenner and Bernee D.L. Strom as directors of the Corporation and FOR adoption of the proposed amendment to the Regulations. A shareholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Corporation a later dated proxy or by giving notice to the Corporation in writing or in open meeting but without affecting any vote previously taken.

                The presence, in person or by properly executed proxy, of the holders of a majority of the Corporation's outstanding shares is necessary to constitute a quorum at the Annual Meeting. Shares represented by proxies received by the Corporation will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular matter as well as shares present at the Annual Meeting. Where nominee shareholders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners of such shares ("Broker Nonvotes"), such Broker Nonvotes will not be treated as either votes cast or shares present.

                This proxy statement and the accompanying proxy card were first mailed to shareholders on or about June 14, 1996.

                              ELECTION OF DIRECTORS

                The Corporation's Board of Directors is presently comprised of seven persons and is divided into two classes, with one class having four members and the other class three members. One class of directors is elected at each Annual Meeting of Shareholders for a term of two years.

                At the 1996 Annual Meeting, shareholders will elect three directors who will hold office until the Annual Meeting of Shareholders in 1998. Maurice F. Krug, who has been a director and Chief Executive Officer of the Corporation since its inception in 1959, and Earl T. O'Loughlin, who has been a director since 1987, are not standing for reelection. Accordingly, two new directors will be elected to fill their positions. The Board of Directors has nominated W. E. Greenhalgh, who is presently a director of the Corporation, and Karen Beth Brenner and Bernee D.L. Strom, neither of whom is a director, for election to a term of office expiring at the 1998 Annual Meeting.

                It is the intention of the proxy agents named in the proxy, unless otherwise directed, to vote such proxy for the election of Mr. Greenhalgh, Ms. Brenner and Ms. Strom. Should any of them be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board of Directors. The three nominees receiving the highest number of votes cast will be elected directors.

                The following table sets forth certain information about the nominees for election and the directors whose terms of office will continue after the meeting.

                                                                               COMMON SHARES
                                                                             BENEFICIALLY OWNED
                                                                                AS OF 6/6/96
NAME AND OFFICES                                                                ------------
PRESENTLY HELD                              DIRECTOR
WITH CORPORATION                            SINCE                     NUMBER(1)              % OF CLASS
- ----------------                            -----                     ---------              ----------

NOMINEES FOR TERM OF
OFFICE EXPIRING IN 1998:
- ------------------------
W. E. Greenhalgh,                              1993                         37,128(2)              (6)
  Director, KRUG
  International (UK)
  Ltd. Non-executive
  Chairman of its two
  subsidiaries -
  Beldray Ltd. and
  Sowester Ltd.

Karen Beth Brenner                              NA                             -----               ---

Bernee D.L. Strom                               NA                             -----               ---

DIRECTORS WHOSE TERM OF
OFFICE EXPIRES IN 1997:
- -----------------------
T. Wayne Holt,                                 1993                         76,883(3)           1.5
  Director and
  President of the
  Corporation's
  subsidiary--KRUG
  Life Sciences Inc.

James J. Mulligan,                             1966                         32,285(4)              (6)
  Secretary and Director

Charles Linn Haslam,                           1996(5)                         -----               ---
  Director, President and
  Chief Executive Officer

Robert M. Thornton,                            1996(5)                         -----               (6)
  Director

- ---------------------

(1) This column shows the number of Common Shares of the Corporation beneficially owned as of June 6, 1996 as confirmed by each nominee or director and includes, where applicable, shares owned by members of the individual's household. Unless otherwise indicated, each individual has voting power and investment power which are exercisable solely by such individual or are shared by such individual with members of his household.

(2) These shares may be acquired upon the exercise of options within 60 days of June 6, 1996.

(3) Includes 25,000 shares that may be acquired upon the exercise of options within 60 days of June 6, 1996 and 5,952 shares that may be acquired upon the exercise of warrants.

(4) Includes 5,380 shares that may be acquired upon the exercise of warrants.

(5) At a meeting of the Board of Directors of the Corporation held on May 17, 1996, Marvin E. Bruce, who had been a director since 1974, and Rex M. Fleet, who had been a director since 1993, resigned as directors and Messrs. Haslam and Thornton were elected to succeed them as directors of the Corporation for a term expiring at the 1997 Annual Meeting of Shareholders. Mr. Haslam was also elected President and Chief Executive Officer to succeed Maurice F. Krug, who resigned those offices on May 17, 1996.

(6)        Less than 1%.

                Certain information concerning each person listed in the above table, including his principal occupation for at least the last five years, is set forth below.

                W. E. Greenhalgh, 65, has been associated continuously with KRUG International (UK) Ltd. (formerly Butterfield Harvey
PLC) from 1960 to the present. He has served in a variety of capacities, including as Chief Executive Officer from 1983 until his retirement in 1989, and as a non-executive director and consultant from 1989 to the present. He has also served as the non-executive Chairman of Beldray Ltd. and Sowester Ltd. from
1989 to the present.

                Karen Beth Brenner, 43, has been President of Fortuna Advisors, Inc., an investment advisory firm located in Newport Beach, California since 1993, and general partner of Fortuna Unplugged, a California limited partnership. Fortuna Advisors, Inc. succeeded to the business of Karen Brenner Registered Investment Advisor which was formed by Ms. Brenner in 1984 and operated by her from 1984 to 1993. Ms. Brenner is also an owner and officer of Fortuna Capital Management, a California corporation which is the general partner of Fortuna Investment Partners, a private investment partnership; and a managing partner of the general partner of Fortuna Acquisition Partners, L.P., a California limited partnership.

                Bernee D.L. Strom, __,


                T. Wayne Holt, 69, was involved continuously with the Corporation's life sciences, aerospace and engineering operations for 22 years commencing with his initial employment in 1971 until his retirement in 1993. He held a number of positions, including Vice President-Aerospace Group from 1981 to 1988, Assistant to the Chairman, Aerospace Group, from 1988 to 1990, Vice President from May 1990 to February 1991, Executive Vice President from February 1991 to December 31, 1992, and Advisor to the Chairman, Life Sciences and Engineering from January 1, 1993 to May 1, 1993. Since April 15, 1995, Mr. Holt has been President of KRUG Life Sciences Inc., a position he previously held.

                James J. Mulligan, 74, has been a member of the law firm of Mulligan & Mulligan since January 1993. He was a member of the law firm of Smith & Schnacke from 1953 to 1989 and a member of the law firm of Thompson Hine & Flory P.L.L. from 1989 until his retirement in 1991. Mulligan & Mulligan is general counsel to the Corporation and received $80,465 for legal services rendered during the Corporation's last fiscal year.

                Charles Linn Haslam, 52, has practiced law in Washington, D.C., from 1980 to the present. He was General Counsel, United States Department of Commerce during the Carter Administration (January 1977 to December 1979) and University

Counsel and Adjunct Professor of Law at Duke University from 1974 to 1977.

                Robert M. Thornton, Jr., __,


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

                The Board of Directors held five meetings during fiscal 1996. The Board has an Executive Committee, an Audit Committee and an Executive Compensation Committee, but no nominating committee. The Audit Committee held one meeting and the Executive Compensation Committee held two meetings in fiscal 1996.

                The Executive Committee is empowered to exercise all of the authority of the Board of Directors except as to matters not delegable to a committee under the General Corporation Law of Ohio. The members of the Committee are Messrs. Krug (Chairman), Haslam and Mulligan. Mr. Bruce was a member until he resigned on May 17, 1996.

                The Audit Committee meets with Corporation personnel and representatives of the Corporation's independent public accountants to review internal accounting controls, internal auditing procedures and matters relating to the annual audit of the Corporation's financial statements. The Committee reports its findings and recommendations to the Board of Directors. The members of the Committee are Messrs. Mulligan (Chairman), Greenhalgh and Thornton. Mr. Fleet was a member until he resigned on May 17, 1996.

                The Executive Compensation Committee acts in an advisory capacity to the Board of Directors with respect to compensation of the Corporation's executives. The members of the Committee are Messrs. Thornton (Chairman), Greenhalgh and O'Loughlin. Messrs. Bruce and Fleet were members until they resigned on May 17, 1996.

                Each non-employee director receives a monthly fee of $700 for services as a director. In addition, he receives $850 for attendance at a meeting of the Board of Directors, $500 for attending a committee meeting and $400 for participating in telephone meetings. In fiscal 1996, all directors attended all of the meetings of the Board of Directors and of the committees on which they served.

                Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Corporation and owners of more than 10% of the Corporation's Common Shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of Common Shares. The Corporation believes, based on information provided to the Corporation by the persons required to file such reports, that all filing requirements applicable to such persons during the period from April 1, 1995 through March 31, 1996 have been met.


                       PRINCIPAL HOLDERS OF COMMON SHARES

                Set forth below is certain information concerning the only persons known by the Board of Directors of the Corporation to be the beneficial owners of more than 5% of the outstanding Common Shares of the Corporation as of June 6, 1996.


                                                                               Common Shares
                                                                            Beneficially Owned
                                                                                as of 6/6/96
                                                                     -------------------------------

       Name and Address                                              Number               % of Class
- -------------------------------                                      ------               ----------
FORTUNA ACQUISITION PARTNERS, L.P.                                1,779,809(1)               33.2
100 Wilshire Boulevard
Fifteenth Floor
Santa Monica, California  90401

FORTUNA INVESTMENT PARTNERS, L.P.                                   322,890(2)                6.3
100 Wilshire Boulevard
Fifteenth Floor
Santa Monica, California  90401

(1) Includes 279,568 shares that may be acquired upon the exercise of warrants.

(2) Includes 57,972 shares that may be acquired upon the exercise of warrants.

                On April 30, 1996, Maurice F. Krug, President, Chairman and Chief Executive Officer of the Corporation, and related persons sold for $5.50 per share in cash a total of 1,500,241 common shares and warrants to purchase 292,089 shares of the Corporation, which amounted to approximately 33.2% of the outstanding shares and constituted control of the Corporation, to the following group (each of whom purchased the number of shares and warrants to purchase the number of shares set forth opposite their respective names):

                                                                 Warrants to
                                                                  Purchase
                                                   Number of       Number
Name                                                 Shares       of Shares
- ----                                                 ------       ---------
Fortuna Acquisition Partners, L.P.                 1,173,041        218,611
Strome-Susskind HedgeCap Fund, L.P.                  245,400         47,713
Strome HedgeCap Limited                               81,800         15,224

                The purchasers used working capital to fund the purchase. Prior to the transaction, Mr. Krug owned approximately

21.7% of the Corporation's outstanding shares. Strome-Susskind HedgeCap Fund, L.P. and Strome HedgeCap Limited have given proxies to vote the shares of the Corporation owned by them to Fortuna Acquisition Corp., the general partner of Fortuna Acquisition Partners, L.P. The address of the purchasers and of said general partner is 100 Wilshire Boulevard, 15th Floor, Santa Monica, California.

                        COMMON SHARES OWNED BY MANAGEMENT

                The following table sets forth the number of Common Shares of the Corporation beneficially owned as of June 6, 1996 by each named executive listed in the Summary Compensation Table and by all directors, nominees and executive officers as a group.

                                                                              Common Shares
                                                                           Beneficially Owned
                                                                              as of 6/6/96
                                                                     -------------------------------

       Name and Address                                              Number               % of Class
- ------------------------------                                       ------               ----------
Maurice F. Krug                                                        0                        0

T. Wayne Holt                                                      76,883(1)                  1.5

Thomas W. Kemp                                                     45,618(2)                     (4)

Directors, Nominees and                                            ______(3)                 ____
  Executive Officers as
  a Group (10 persons)

- ----------------------

(1) Includes 25,000 shares that may be acquired upon the exercise of options within 60 days of June 6, 1996 and 5,952 shares that may be acquired upon the exercise of warrants.

(2) Includes 22,128 shares that may be acquired upon the exercise of options within 60 days of June 6, 1996 and 1,893 shares that may be acquired upon the exercise of warrants.

(3) Includes ______ shares that may be acquired upon the exercise of options within 60 days of June 6, 1996 and _______ shares that may be acquired upon the exercise of warrants.

(4)        Less than 1%.

                             EXECUTIVE COMPENSATION

                The following sections of this Proxy Statement set forth compensation information relating to the Chief Executive Officer and the other executive officers of the Corporation at March 31, 1996, whose salary and bonus for fiscal year 1996 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                The following table presents for the three fiscal years ended March 31, 1996, the compensation of the Chief Executive Officer and the other executive officers at March 31, 1996, whose salary and bonus in fiscal 1996 exceeded $100,000.



                                                                                        Long-Term Compensation
                                                                                    -------------------------------
                                                   Annual Compensation                     Awards           Payouts
                                ------------------------------------------------    ----------------------- -------


                                                                                                              Long
                                                                                                              Term
                                                                                                 Securities  Incen-
                                                                       Other        Restricted   Under-       tive
                                                                       Annual         Stock      lying        Plan      All Other
   Name and                                                         Compensation     Award(s)    Options     Payouts   Compensation
Principal Position              Year    Salary ($)    Bonus ($)          ($)           ($)         (#)         ($)          ($)
- ------------------              ----    ----------    ---------     ------------    ---------    --------    -------   --------
Maurice F. Krug, Chairman,      1996     $320,000      $   0            $ 0           $ 0              0      $ 0        $2,273(2)
President and CEO(1)            1995      320,000          0              0             0              0        0         2,133
                                1994      320,000          0              0             0              0        0         3,640

T. Wayne Holt, President,       1996      130,000      $12,000            0             0         25,000        0        $1,873(2)
KRUG Life Sciences Inc.         1995         0             0              0             0              0        0           0
                                1994         0             0              0             0              0        0           0


Thomas W. Kemp, Vice President- 1996     $ 98,000      $10,000            0             0         10,000        0        $1,619(2)
Finance and Treasurer           1995       95,600       10,000            0             0              0        0         1,583
                                1994       93,000       10,000            0             0              0        0         1,543


(1)      C. L. Haslam succeeded Mr. Krug as President and Chief Executive Officer on May 17, 1996.
(2)      These amounts were contributed by the Corporation under the 401(k) plan for the benefit of the named executive.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                      The following table shows, for the named executive officers, additional information about option grants for the fiscal year ended March 31, 1996.


                                                      Individual Grants
                           ---------------------------------------------------------------------


                              Number of          % of Total                                           Potential Realizable Value at
                                Shares            Options                                             Assumed Annual Rates of Stock
                              Underlying         Granted to         Exercise                          Price Appreciation for Option
                               Options           Employees           or Base                                     Term(2)
                               Granted           in Fiscal            Price           Expiration      -----------------------------
          Name                   (#)                Year            ($/Share)            Date         0%($)     5%($)       10%($)
- ---------------------      -------------      -------------      -------------     -------------      -----     -----       ------
Maurice F. Krug                   0                  NA                NA                 NA           NA         NA         NA

T. Wayne Holt                   25,000              37.9              $3.00            11/3/05         $0      $47,175    $119,525

Thomas W. Kemp                  10,000              15.2              $3.00            11/3/05         $0      $18,870    $ 47,810

(1)      The Corporation has never granted Stock Appreciation Rights (SARs).

(2) Potential Realizable Value is based on the assumed annual growth rates for the ten-year option term. Actual gains, if any, on stock option exercises will depend on the future performance of the stock and there is no assurance that the amounts reflected in this table will be achieved.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                      The following table shows information about stock option exercises during fiscal 1996 and unexercised stock options at 1996 fiscal year end for the named executive officers.


                                                                          Number of
                                                                           Shares                  Value of
                                                                         Underlying               Unexercised
                                                                         Unexercised              In-The-Money
                                                                           Options                  Options
                                                                          At Fiscal                At Fiscal
                                                                          Year-End (#)            Year-End ($)
                               Shares
                             Acquired on            Value                Exercisable/             Exercisable/
     Name                    Exercise (#)         Realized ($)           Unexercisable            Unexercisable
     ----                    ------------         ------------           -------------            -------------
Maurice F. Krug                    0                 $  0                      0/0                     $0/$0
T. Wayne Holt                   16,171               $15,605                25,000/0                $12,500/$0
Thomas W. Kemp                  12,128               $10,188                22,128/0                $12,823/$0

RETIREMENT PLAN

                The following table shows the estimated maximum annual retirement benefits payable at normal retirement age (65) under the Corporation's Retirement Plan at selected earnings levels after various years of service.

Average Annual Earnings
During Highest Five
Consecutive Years                     Estimated Annual Retirement Benefits
of Employment                           For Specified Years of Service
- -----------------------               ------------------------------------

                                     10 Years      20 Years     30 Years
                                      --------      --------     --------
         $ 50,000                     $  8,000      $ 17,000     $ 25,000

          100,000                       18,000        36,000       54,000

          150,000                       28,000        55,000       83,000


                The Corporation has a noncontributory Retirement Plan for officers and other covered employees. Retirement benefits under the plan are calculated on the basis of the employee's average annual earnings for the highest five consecutive years of employment and years of credited service up to a maximum of thirty years. No benefits are payable in respect of annual earnings in excess of $150,000.

                Earnings for the purpose of calculating retirement benefits include salary and bonus. Such earnings are shown in the Summary Compensation Table. The credited years of service for the persons named in the Summary Compensation Table who participate in the plan are Mr. Krug - 36 years, Mr. Kemp
- - 6 years and Mr. Holt - 1 year. Amounts shown are straight life annuity amounts and are not subject to any deduction for Social Security benefits.

OTHER

                Mr. Krug, Chairman of the Corporation, resigned as President and Chief Executive Officer effective May 17, 1996. During the fiscal year ended March 31, 1996, he was employed by the Corporation under the terms of an Amended Founder's Agreement pursuant to which he received a salary of $320,000 during the year. On May 17, 1996, the Amended Founder's Agreement was terminated and the Corporation entered into a Consulting Agreement with Mr. Krug. The principal provisions of the Consulting Agreement call for payments of $300,000 during the first year, $200,000 during the second year, $100,000 during the third year, and $25,000 per year for the next four years, plus continuation of his medical insurance and group life insurance. While such payments are being made, Mr. Krug is prohibited from competing with the Corporation. Such payments are guaranteed by Fortuna Acquisition Partners, L.P.


                                PERFORMANCE GRAPH

                The following graph compares the cumulative total shareholder return on the Corporation's Common Shares for its last five fiscal years with the cumulative total return of the NASDAQ Market Index and a market capitalization based peer group index over the same period (assuming the investment of $100 in each vehicle on March 31, 1991 and reinvestment of all dividends). The peer group index is comprised of 242 companies and was developed by an independent agency to include all non-financial NASDAQ companies with a market capitalization of between $15 - $20 million, which were publicly traded throughout the five-year period. The Corporation is not aware of any appropriate industry or line-of-business index with which to compare itself because of the diversity of the Corporation's businesses and, therefore, it believes a market capitalization index is appropriate.









                               [PERFORMANCE GRAPH]













                                                 PERFORMANCE DATA


                                              1991            1992            1993           1994           1995            1996
                                              ----            ----            ----           ----           ----            ----
KRUG International Corp.                       100            70.59          92.68           77.89           97.36          90.87

Peer Group Index                               100           129.59         112.55          100.15           72.30          64.61

Broad NASDAQ Market Index                      100           105.40         117.95          136.32          144.62         194.52

                             FISCAL 1996 PEER GROUP

          The Peer Group is made up of NASDAQ non-financial companies with a market value of between $15 and $20 million. The only companies meeting this criteria for Fiscal 1996 are the following:

50-OFF STORES INC                       ELEPHANT & CASTLE GROUP                  MINNESOTA BREWING
ACRODYNE COMMUNICATIONS                 ENERGY WEST INC                          MOBILE MINI INC
ADVANCED DEPOSITION TECH                ENSCOR INC                               MONACO FINANCE CL A
ADVANCED ENVIRON RECYCLE                ENTERACTIVE INC                          MPM TECHNOLOGIES INC
AFGL INTERNATIONAL INC                  ENVIRONMENT/ONE CORP                     NAPCO SECURITY SYSTS INC
AG-BAG INTERNATIONAL                    EUROPA CRUISES CORP                      NATHANS FAMOUS INC
AGRI-NUTRITION GROUP LTD                EVANS SYSTEMS INC                        NATIONAL TECHNICAL SYSTS
AJAY SPORTS INC                         FEDERAL AGRICULTURE CL A                 NEVADA ENERGY CO INC CLA
AMEDISYS INC                            FIBERSTARS INC                           NEW IMAGE INDUSTRIES
AMERICAN ECOLOGY CORP                   FIND/SVP INC                             NEWS COMMUNICATION INC
AMERICAN RESOURCES OF DE                FIRST CASH INC                           NITCHES INC
AMERICAN WHITE CROSS INC                FOCUS ENHANCEMENT INC                    NOBLE ROMANS INC
ANIKA RESEARCH INC                      FOILMARK INC                             NORRIS COMMUNICATIONS CP
AQUAGENIX INC                           FORELAND CORP                            NORTECH SYSTEMS INC
ARC CAPITAL CL A                        GEERLINGS & WADE INC                     NSA INTERNAT INC
AREL COMM & SOFTWARE                    GEHABILICARE INC                         NSC CP
ARMANINO FOODS OF DISTN                 GENERAL MAGNAPLATE CORP                  NUMED HOME HEALTH CARE
ATHEY PRODUCTS CORP                     GISH BIOMEDICAL INC                      NYER MEDICAL GR
AULT INC                                GLOBAL RESOURCES INC                     OI CORP
AVERT INC                               GLOBAL TELECOMM SOLUTIONS                OILGEAR CO
AW COMPUTER SYSTEMS CL A                GOLD STANDARD INC                        PAC RIM HLDG CO
BANCA QUADRUM SA SPN ADR                GOLDEN EAGLE GROUP INC                   PACIFIC DUNLOP LTD ADR
BANCINSURANCE CORP                      GREAT TRAIN STORE                        PACIFIC SENTINEL GOLD CP
BARBER HAIRSTYLING M&W                  GRILL CONCEPTS                           PANATECH RES & DEV CP
BARRY'S JEWELERS INC                    H.D. VEST INC                            PARACELSIAN INC
BCAM INTERNATIONAL INC                  HALSTEAD ENERGY CORP                     PARIS CORPORATION
BCT INTERNATIONAL                       HANOVER GOLD CO INC                      PEERLESS MANUFACTURING
BF ENTERPRISES INC                      HANSEN NATURAL CORP                      PENNICHUCK CP
BIO-REFERENCE LABS INC                  HARISTON CORP                            PERSONNEL MGMT INC
BIODENTAL TECHNOLOGIES                  HARRY'S FARMERS MARKETS                  PHARMCHEM LAB
BIOJECT MEDICAL TECH                    HEALTH FITNESS PHYS THER                 POLK AUDIO INC
BIOSPECIFICS TECHNOL CP                 HECTOR COMMUNICATIONS                    POSITRON CP
BIRD CORP                               HI-RISE RECYCLING SYSTEM                 PRIME EQUITIES INTERNAT
BLYVOOR GOLD MINING ADR                 HICKOK INC CL A                          PROGROUP INC
BT SHIPPING LTD ADR                     HMG WORLDWIDE CORP                       PROTEIN POLYMER TECH
CALNETICS CORP                          I V C INDUSTRIES INC                     PROVIDENCE & WORCESTR RR
CARE GROUP INC (THE)                    IDAN SOFTWARE IND ISI                    PST VANS INC
CCAIR INC                               INLAND RESOURCES INC WA I                PURE WORLD INC
CECO ENVIRONMENTAL CORP                 NNODATA CORPORATION                      QUIPP INC
CENTURY CASINOS INC                     INNOVIR LABS INC                         RAILAMERICA INC
CHARLES JW FINANCIAL SVC                INSTITUFORM EAST INC I                   REUNION INDUSTRIES INC
CINERGI PICTURES ENT                    NTERNAT PRECIOUS METALS                  REXHALL IND INC
CITIZENS SECURITY GROUP                 INTERSTATE NAT DEALER                    RINGER CP
COBRA ELECTRONICS CORP                  IPI INC                                  RIVERSIDE GROUP INC
COIN BILL VALIDATOR INC                 IRATA INC CL A                           ROYAL GRIP INC
COLORADO MEDTECH INC                    ISRAMCO INC                              SAINT HELENA GOLD MINES
COMMERCE GROUP CORP                     IVF AMERICA INC                          SALTON /MAXIM HOUSEWARES
COMPUTER OUTSOURCING SVC                JACKSON HEWITT INC                       SANCTUARY WOOD MULTIMED
COOPER LIFE SCIENCES INC                LIUSKI INTERNAT INC                      SANDS REGENT
CUSAC GOLD MINES                        LIVE ENTERTAINMENT INC                   SANYO ELEC CO LTD
CYGNE DESIGNS INC                       LORONIX INFORMATION SYST                 SCHERER HEALTHCARE INC
DANSKIN INC                             LOWRANCE ELECTRONICS INC                 SELFIX INC
DATAFLEX CORP                           LUTHER MEDICAL PRODUCTS                  SENTEX SENSING TECH INC
DATAKEY INC                             M-WAVE INC                               SMITH ENVIRON TECH
DATAMARINE INTERNAT INC                 MAGAL SECURITY SYSTEMS                   SMITHFIELD COS
DELAWARE OTSEGO CORP                    MAIN STREET & MAIN INC                   SMT HEALTH SVCS INC
DERMA SCIENCES INC                      MAKITA CORP SPONS ADR                    SOFTECH INC
DIASYS CORP                             MANAGEMENT TECHNOL INC                   SONESTA INTERNAT HOTELS
DIEHL GRAPHSOFT INC                     MARCUM NATURAL GAS SVCS                  SOUTHERN MINERAL CORP
DIGITAL RECORDERS INC                   MARINA L.P.                              SPAN-AMER MEDICAL
DM MANAGEMENT                           MAYS J.W. INC                            SYSTS SPARTA PHARMACEUTICALS
DOCUCON INC                             MEDCROSS INC                             SPECIALTY TELECONSTRUCT
DOMINGUEZ SERVICES CORP                 MEDICAL ACTION IND INC                   SPEIZMAN IND INC
DRYPERS CORP                            MEDICAL GRAPHICS CORP                    STAR MULTI CARE SVCS
DWYER GROUP INC                         MICHEAL, J. INC                          STARCRAFT CORP
EA ENGINEERING SCI & TEC                MICROELECTRONIC PACK                     SUNDANCE HOMES INC
EAGLE PACIFIC INDUSTRIES                MICROS-TO MAINFRAMES INC                 SUNPHARM CP
EATERIES INC                            MIDLAND RESOURCES INC                    SUNRISE RESOURCES INC
ELECTROCON INTERNATIONAL                MIKRON INSTRUMENT CO                     SUPREMA SPECIALITIES INC
ELECTRONIC FAB TECH                     MILES HOLMES INC                         SURGICAL TECHNOLOGIES

T*HQ INC
THERMAL IND
TIMELINE INC
TOPS APPLIANCE CITY
TOREADOR ROYALTY CORP
TOTAL CONTAINMENT INC
TRACER PETROL CP
TRANS-INDUSTRIES INC
TRANSMATION INC
TRANSNET CP
TRINITY BIOTECH PLC ADR
TRIPOS INC TVG
TECHNOL LTD ORD
U.S. HOMECARE CP
ULTRADATA SYST INC
UNITED NEWS & MEDIA PLC
UNIVERSAL HOLDINGS CORP
UNIVERSAL SEISMIC ASSOCS
URETHANE TECHNOL
US WATS INC
UTILX CP
VALLEY FORGE SCIENTIFIC
VERMONT PURE HLDG
VERMONT TEDDY BEAR CO
VESTRO NATURAL FOODS INC
VOICE POWERED TECH INT
WATER-JET TECHNOLOGIES
WATSON GENERAL CP
WAVETECH INC
WELCOME HOME INC
WESTERN COUNTRY CLUBS
XETA CORP

                             FISCAL 1995 PEER GROUP

      These companies were in the Peer Group for Fiscal 1995 but no longer meet the market value criteria for inclusion in the Fiscal 1996 Peer Group.

AMERICAN INTERNAT PETRO                     MCM CP
AMERICAN MED ALERT                          MEDICAL INNOVATIONS INC
AMERICAN MED TECHNOLOGS                     METALCLAD CP
AMERICAN VANGUARD CP                        MICROTEL FRANCHISE & DEV
ANALYTICAL SURVEYS INC                      MILTOPE GROUP INC
ARTISTIC GREETINGS INC                      MMI MEDICAL INC
ASTROSYSTEMS INC                            MONMOUTH RE INVEST CP A
AUTOMOBILE PROTECTION CP                    NOVITRON INTERNAT INC
BALTEK CP                                   NRP INC
BIOMECHANICS CP AMER                        NYCOR INC
CADE IND INC                                OSHAP TECHNOLOGIES LTD
CARETENDERS HEALTHCORP                      OXIS INTERNATIONAL INC
CEL-SCI CP                                  PACER TECHNOLOGY
CIPRICO INC                                 PARIS BUSINESS FORMS INC
CIRCUIT SYTEMS INC                          POLYDEX PHARMACEUTICALS
COLLINS IND INC                             PROSPECT GROUP INC
COMPARATOR SYSTEMS CP                       PUBCO CP
CORTEX PHARMACEUTICALS                      RADA ELECTRONICS IND LTD
CRYENCO SCIENCES INC                        RAND CAPITAL CP
DETECTION SYSTEMS INC                       RANDOM ACCESS INC
DETROIT & CANADA TUNNEL                     SA HOLDINGS INC
DUSTY MAC OIL & GAS LTD                     SECURITY NATL FIN CL A
E-Z EM INC CL A                             SEIBELS BRUCE GROUP INC
EMISPHERE TECHNOLOGIES                      SI HANDLING SYSTEMS INC
ENGINEERED SUPPORT SYS                      SOUTHWALL TECHNOLOGIES
ESCALADE INC                                SOUTHWEST WATER CO
FIBERCHEM INC                               SPEC'S MUSIC INC
FIRST AMERICAN HLTH CON                     STACEY'S BUFFET INC
FUTURE MEDICAL PRODS                        STEVE'S HOMEMADE ICE CRM
GAMBRO INC AB                               STROBER ORGANIZATION INC
GENCOR IND                                  STUART ENTERTAINMENT
GENERAL PARCEL SERVICES                     SURGICAL LASER TECH
GIGA TRONICS INC                            SYNBIOTICS CP
GRIFFIN TECHNOLOGY INC                      TCI INTERNATIONL INC
GZA GEOENVIRON TECH                         TECHNOLOGY RESEARCH INC
HEALTHCARE TECHNOLOGIES                     THOMASTON MILLS INC CL B
HEI INC                                     TIGERA GROUP INC
HITOX CP OF AMERICA                         TOTAL RESEARCH CP
ICOT CP                                     TRANS LEASING INTERNAT
ILX INC                                     UNICOMP INC
INDUSTRIAL FUNDING CP A                     USP REAL EST INVSTRS TR
INTERA INFO TECHNS CL A                     VAUGHN'S COMMUNICATIONS
K-TRON INTERNAT INC                         ZING TECHNOLOGIES
KOLL REAL ESTATE GRP INC
LIBERTY HOMES CL B
LINDAL CEDAR HOMES INC
MARKET FACTS INC
MAXWELL LABS INC

        EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                The Executive Compensation Committee of the Board of Directors is comprised of three directors who are not employees or former employees of the Corporation. The Committee's stated function is to act in an advisory capacity to the Board with respect to compensation of executives of the Corporation. The Committee does not have the authority to fix the compensation of any employee, officer or director of the Corporation. However, since the Committee's creation in 1977, the Board has only on rare occasions not completely adopted the recommendations of the Committee and on those occasions the changes were minor.

                The goal of the Committee has been to adopt a compensation approach that is basically simple, internally equitable and externally competitive, and that attracts, motivates and retains qualified people capable of contributing to the growth, success and profitability of the Corporation, thereby contributing to long-term shareholder value. Given the size of the Corporation and the limited number of its executive officers, the Committee has traditionally chosen to evaluate each executive individually and on a subjective basis, without resort to mathematical performance formulas. The principle followed is to provide what the Committee believes is suitable compensation based on its subjective evaluation of the executive's contribution to the profitability of the Corporation.

                The three key elements of executive compensation are base salary, short-term incentives and long-term incentives.

                The Corporation's base salaries are intended to be consistent with its understanding of competitive practices, level of responsibility, qualifications necessary for the particular position, and experience. Salary increases reflect the Corporation's belief as to competitive trends, the performance of the individual and the overall financial performance of the Corporation.

                The short-term incentive for an executive is the opportunity to earn an annual cash bonus. In line with the Corporation's discretionary approach, the Committee considers all relevant facts and circumstances in evaluating an executive. The Committee considers performance over a period of time, not merely performance in the most recent year. However, in general, the most important consideration is how well the executive has met his individual goals as set forth in the most recent operating plan. Generally, the second most important consideration is the Corporation's overall financial performance in the most recent year. The Committee also considers factors beyond the executive's control, such as, general economic conditions, industry trends, inflation, exchange rates, changes in government policies, etc., which may have had a material effect (positive or negative) on an individual's overall performance. After considering all of these factors, the Committee recommends whether or not a particular executive should be awarded a bonus and, if so, the amount.

                While salary and short-term incentives are primarily designed to compensate current and past performance, the main purpose of the long-term incentive compensation program is to directly link management compensation with the long-term interests of shareholders. The Corporation is currently using, as it has for many years, stock options to provide that link. Options are intended to provide strong incentives for superior long-term future performance and are generally forfeited if the executive leaves the Corporation for any reason other than death. The issuance of stock options at 100% of the fair market value assures that executives will receive a benefit only when the stock price increases. In a further effort to retain competent executives, U.S. options may not be exercised until two years have elapsed from the date of grant and then become exercisable one-third per year in the third, fourth and fifth years, respectively. Under prior U.S. option Plans, the options expired five years after grant. Under the 1995 Incentive Stock Option Plan, however, options do not expire until ten years after the date of grant. Pursuant to UK tax laws, options granted to UK executives may not be exercised until the expiration of three years from date of grant at which time they become immediately exercisable in full until their expiration at the end of six years. In view of the recent change in control of the Corporation, the Board of Directors on April 30, 1996 amended all outstanding options to provide that they are now fully exercisable. Options are generally granted only to those executives whose positions and performance have the potential to improve shareholder value.

                Mr. Krug was CEO of the Corporation from its organization in 1959 until his resignation on May 17, 1996. He was employed by the Corporation pursuant to the terms of an Amended Founder's Agreement which was terminated on May 17, 1996 (see page ______). In fiscal 1996, Mr. Krug's total compensation was his salary of $320,000 as provided for in the Amended Founder's Agreement.

                This report has been submitted by the Executive Compensation
Committee:

Marvin E. Bruce         Rex M. Fleet        Earl T. O'Loughlin

         PROPOSAL TO ADOPT AMENDMENT TO THE CORPORATION'S REGULATIONS TO
                OPT OUT OF OHIO CONTROL SHARE ACQUISITION STATUTE

                  At the Annual Meeting, shareholders will consider and vote on adoption of an amendment to the regulations of the Corporation which, if adopted, would make an Ohio anti-takeover statute (referred to herein as the "Control Share Acquisition Statute") inapplicable to the Corporation (the "Amendment"). Adoption of the Amendment requires the affirmative vote of the holders of two-thirds of the outstanding common shares of the Corporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT.

Background
- ----------

                  In November 1982, the Ohio General Corporation Law was amended to include Sections 1701.01(Z)(1) and 1701.831 of the Ohio Revised Code (the "Control Share Acquisition Statute") which require that control share acquisitions (as defined below) be approved by shareholders. In adopting the statute, the General Assembly of Ohio found that Ohio corporate law did not adequately protect the interests of shareholders of Ohio corporations when confronted with "non-traditional" changes of control of a corporation, such as changes of control effected by tender offers or accumulations of significant blocks of shares in the public markets or private transactions. The Ohio Control Share Acquisition Statute gives shareholders who are not holders of "interested shares" (as defined below) a veto power over certain acquisitions of shares of an Ohio corporation. The Control Share Acquisition Statute automatically applies to all corporations incorporated in Ohio and having certain jurisdictional contacts with Ohio, unless the shareholders vote to "opt out" of the statute.

                  The Board of Directors believes that the reasons given for adoption of the Control Share Acquisition Statute are not as compelling today as they were in 1982. Since 1982, there have been significant developments in Ohio corporate law and federal law, which provide additional protection to shareholders when faced with a tender offer or significant blocks of a corporation's shares are purchased in the open market or in private transactions. In addition, the Board believes there are circumstances under which compliance with the Control Share Acquisition Statute may be unnecessarily costly to the Corporation, have a chilling effect on the willingness of third parties to buy shares of the Corporation, may deprive shareholders of the right to sell their shares or may adversely impact the Board's ability to act in what it believes is the best interests of shareholders in change of control contests.

Summary of Control Share Acquisition Statute
- --------------------------------------------

                  Under the Control Share Acquisition Statute, the acquisition by any person (as used in this section, an "acquiring person") of voting shares of a corporation giving the acquiring person voting power within any of the following ranges would constitute a "control share acquisition": (a) one-fifth or more but less than one-third of such voting power; (b) one-third or more but less than a majority of such voting power; or (c) a majority or more of such voting power. An acquiring person may make a control share acquisition only if (1) the shareholders of the corporation who hold shares entitling them to vote in the election of directors authorize such acquisition at a special meeting of shareholders held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of the corporation in the election of directors represented at such meeting in person or by proxy, and of a majority of the portion of such voting power excluding the voting power of interested shares and (2) such acquisition is consummated, in accordance with the terms so authorized, no later than 360 days following shareholder authorization of the control share acquisition. A quorum is deemed to be present at such special meeting if at least a majority of the voting power of the corporation in the election of directors, and a majority of the portion of such voting power excluding the voting power of interested shares, are represented at such meeting in person or by proxy.

                  "Interested shares" means the shares of the corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors:
(a) the acquiring person; (b) any officer of the corporation elected or appointed by the directors of the corporation; or (c) any employee of the corporation who is also a director of the corporation. Interested shares also means any shares of the corporation acquired, directly or indirectly, by any person from the holder or holders thereof for a valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the corporation or any proposed merger, consolidation, or other transaction that would result in a change in control of the corporation or all or substantially all of its assets and ending on the date of any special meeting of the corporation's shareholders held thereafter for the purpose of voting on a control share acquisition proposed by an acquiring person if either of the following applies: (a) the aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with him, for all such shares exceeds two hundred fifty thousand dollars or (b) the number of shares acquired by the person who acquired the shares, and any other persons acting in concert with him, exceeds one-half of one percent of the outstanding shares entitled to vote in the election of directors.

                  Certain transactions which come within the definition of a control share acquisition are, by the specific language of the Control Share Acquisition Statute, deemed not to be control share acquisitions for which shareholder approval is required. One such transaction is the purchase of shares from a person who acquired his shares prior to the enactment of the Control Share Acquisition Statute on November 18, 1982. It was in reliance on this exemption that Maurice F. Krug, Chairman and former

President and Chief Executive Officer of the Corporation, and related persons, without first obtaining approval of shareholders of the Corporation in accordance with the Control Share Acquisition Statute, sold shares of the Corporation, which Mr. Krug acquired prior to November 18, 1982, to the Fortuna Group on April 30, 1996. See "Certain Effect of the Amendment and the Fortuna Group," below.

Reasons for the Proposed Amendment
- ----------------------------------

                  The Board of Directors believes that adoption of the Proposed Amendment is advantageous to the Corporation and its shareholders.

                  (a) Developments in Ohio corporate and securities law. The Board of Directors believes that the reasons for enactment of the Control Share Acquisition Statute are not as compelling today as they were in 1982. In 1990, Ohio enacted the "Ohio Interested Shareholder Transaction Statute," discussed below, which severely limits a purchaser of 10% or more of the shares of an Ohio corporation from engaging in transactions with such corporation unless such purchaser first obtains approval of the board of directors of the corporation of his acquisition of 10% or more of the shares of the corporation. In 1986, Ohio corporate law was amended to confirm the authority of Ohio corporations to adopt certain provisions which are common to so-called "shareholder rights" or "poison pill" plans. These plans can have the effect of strengthening the bargaining power of a board of directors in a change of control contest. The Board of Directors of the Corporation, however, does not presently anticipate adopting such a plan. Subsequent to 1982, the provisions of the Ohio Securities Act regulating "control bids" (defined below) have been administered by the Ohio Division of Securities in such a manner that they are not presently held to be unenforceable due to preemption by federal law or invalid under the Constitution of the United States.

                  (b) Developments in Federal Tender Offer Regulation. Since 1982, there have been amendments to rules and regulations promulgated under the Securities Exchange Act of 1934 (the "1934 Act") or changes in the interpretation of such rules and regulations which lessen the "coercive" effect of tenders offers. These changes relate to the length of the tender offer period, all holders and best price rule, withdrawal of tenders, required disclosures, and timeliness of disclosures.

                  (c) Untimely and Costly Special Meetings of Shareholders. Under the Control Share Acquisition Statue, the board of directors of a corporation is required to convene a special meeting of shareholders of the corporation to vote on a control share acquisition if any person, even a person who does not own any shares of the corporation, sends an acquiring party statement to the corporation stating, among other things, that within the next 360 days such person may effect a control share acquisition and represents to the corporation that he has the financial capability to effect a control share acquisition.

Under the statute, the meeting to vote on the control share acquisition is required to be held within 50 days of the corporation's receipt of the acquiring party statement. Since the corporation is subject to the proxy rules promulgated under the 1934 Act, the corporation must immediately convene a meeting of its Board of Directors to determine the corporation's position with respect to the proposed control share acquisition, to authorize and approve appropriate proxy materials for the special meeting, and generally to take all action necessary and appropriate to convene a special meeting of shareholders of a public company. Not only can this be costly to the corporation, but the uncertainty of the outcome of the vote on the control share acquisition could adversely affect trading in the corporation's securities or adversely impact or delay pending corporate transactions, such as a public or private equity or debt financing, proposed acquisitions or sales, or other major transactions.

                  (d) Possible Adverse Impact in a Change of Control Contest. On its face, the Control Share Acquisition Statute appears protective of the interests of shareholders in that it allows the holders of shares which are not interested shares to determine the outcome of a change of control contest. In many situations, however, the Board of Directors believes that the uncertainty and delay caused by the requirements of the statute could hamper the ability of the Board to induce other parties to present competing offers. In addition, a situation could develop where if the first person to propose a control share acquisition owns a substantial percentage of the Corporation's shares, e.g. 19%, such a person could be in a position to have a veto power over any subsequent and competing control share acquisition. This results from the fact that such a 19% holder would be the holder of a substantial portion of the shares which would be treated as "disinterested" shares when voting on a competing control share acquisition since many of the Corporation's outstanding shares are likely to be treated as interested shares.

                  (e) Unnecessarily Restricts the Right of a Shareholder to Sell or Buy Shares. As noted above, no shareholder is permitted, without the approval of the holders of interested shares, to sell his shares to any person who as a result of such purchase would first attain ownership of 20%, 33% or a majority of the outstanding shares of the corporation. The Board believes, as discussed above, that such a restriction on a shareholder's right to sell shares, or another person's right to buy shares, is unnecessary in view of the other protections afforded shareholders by Ohio corporate and federal law.

Certain Effect of the Amendment and the Fortuna Group
- -----------------------------------------------------

                  The Fortuna Group owns 2,102,699 shares, or 38.8% of the Corporation's outstanding shares. On April 30, 1996, the Fortuna Group acquired 1,500,241 shares from Mr. Krug and related persons at $5.50 per share. As result of such acquisition, the Fortuna Group is permitted under the Control Share Acquisition Statute to increase its percentage ownership up to 50% of the Corporation's outstanding shares, without seeking shareholder approval pursuant to the Control Share Acquisition Statute. If the Amendment is adopted, the acquisition of a majority of the shares by the Fortuna Group or any other person could be effected without approval of shareholders of the Corporation.

Other Anti-takeover Provisions of Ohio Law.
- -------------------------------------------

                  As mentioned above, the Ohio Interested Shareholder Transaction Law at Chapter 1704 of the Ohio Revised Code and the control bid provisions of the Ohio Securities Act may discourage or impede a change of control of the Corporation.

                (a)  Ohio Interested Shareholder Transaction Law.

                  Under the Ohio Interested Shareholder Transaction Law, a corporation is prohibited from entering into a "Chapter 1704 transaction" (as defined herein) with the direct or indirect beneficial owner of 10% or more of the shares of a corporation (a "10% shareholder") for at least three years after the shareholder attains his 10% ownership unless the board of directors of the corporation approves, before the shareholder attains his 10% ownership, either the transaction or the purchase of shares resulting in his 10% ownership. A "Chapter 1704 transaction" is broadly defined to include, among other things, a merger or consolidation involving the corporation and the 10% shareholder, a sale or purchase of substantial assets between the corporation and the 10% shareholder, a reclassification, recapitalization, or other transaction proposed by the 10% shareholder that results in an increase in the proportion of shares beneficially owned by the 10% shareholder, and the receipt by the 10% shareholder of a loan, guarantee, other financial assistance, or tax benefit not received proportionately by all shareholders. Even after the three-year period, Ohio law restricts these transactions between the corporation and the 10% shareholder. At that time, such a transaction may proceed only if (a) the board of directors of the corporation had approved the purchase of shares that gave the shareholder his 10% ownership, (b) the transaction is approved by the holders of shares of the corporation with at least two-thirds of the voting power of the corporation (or a different proportion set forth in the corporation's articles of incorporation), including at least a majority of the outstanding shares after excluding shares held or controlled by the 10% shareholder, or (c) the business combination results in shareholders, other than the 10% shareholder, receiving a prescribed fair price plus interest for their shares.

                On April 30, 1996, the Board of Directors of the Corporation approved, within the meaning of the Ohio Interested Shareholder Transaction Law, the Fortuna Group's acquisition of common shares of the Corporation from Mr. Krug and related persons and the acquisition of additional shares of the Corporation by the Fortuna Group provided the Fortuna Group's percentage ownership of the Corporation did not exceed 50%. On May 17, 1996, the Board approved a resolution which has the effect of making the Ohio Interested Shareholders Transaction Law inapplicable to any future acquisition of shares of the Corporation by the Fortuna Group.

                (b)  Control Bid Provisions of the Ohio Securities Act.

                Ohio law further requires that any offeror making a control bid for any securities of a "subject company" pursuant to a tender offer must file information specified in the Ohio Securities Act with the Ohio Division of Securities when the bid commences. The Ohio Division of Securities must then decide whether it will suspend the bid under the statute within three calendar days. If it does so, it must initiate hearings on the suspension within 10 calendar days of the suspension date and make a determination of whether to maintain the suspension, within 16 calendar days of the suspension date. For this purpose, a "control bid" is the purchase of, or an offer to purchase, any equity security of a subject company from a resident of Ohio that would, in general, result in the offeror acquiring 10% or more of the outstanding shares of such company. A "subject company" includes any company with both (a) its principal place of business or principal executive office in Ohio or assets located in Ohio with a fair market value of a least $1,000,000 and (b) more than 10% of its record or beneficial equity security holders in Ohio, more than 10% of its equity securities owned of record or beneficially by Ohio residents, or more than 1,000 of its record or beneficial equity security holders in Ohio.

Anti-takeover Provisions of the Corporation's Articles and Regulations
- ----------------------------------------------------------------------

                  The Board of Directors of the Corporation is divided into two classes of directors, with one class elected at each annual meeting of shareholders for a two-year term. Directors may be removed from office without cause by the affirmative vote of holders of two-thirds of the Corporation's outstanding common shares. Except for the foregoing provisions, the Board of Directors of the Corporation believes that there are no provisions of the Articles of Incorporation or Regulations of the Corporation which might discourage a potential acquiror from seeking control of the Corporation.

                At the meeting, shareholders will vote on the following resolution:

                      RESOLVED, that the Regulations of the Corporation be
                amended by the addition thereto of Article XI as follows:

                                     ARTICLE XI
                                     ----------

                       Ohio Control Share Acquisition Statute
                       --------------------------------------

                      The provisions of Section 1701.831 of the Ohio Revised
                Code requiring shareholder approval of control share acquisitions, as defined at Section 1701.01(Z)(1) of such Code, shall not be applicable to the Corporation.


                         INDEPENDENT PUBLIC ACCOUNTANTS

                Deloitte & Touche has performed an audit of the Corporation's financial statements annually since 1962. It is anticipated that representatives of Deloitte & Touche will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if such representatives so desire.

                The Board of Directors of the Corporation annually appoints the independent public accountants for the Corporation after receiving the recommendation of its Audit Committee. The Board of Directors has appointed Deloitte & Touche as independent public accountants for the Corporation for the year ending March 31, 1997.

                                 OTHER BUSINESS

                The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies in the enclosed form will vote thereon in their discretion.

                              COST OF SOLICITATION

                The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by officers and employees of the Corporation, personally or by telephone and telegram, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The Corporation will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses.

                              SHAREHOLDER PROPOSALS

                A proposal by a shareholder intended for inclusion in the Corporation's proxy statement and form of proxy for the 1997 Annual Meeting of Shareholders must, in accordance with applicable regulations of the Securities and Exchange Commission, be received by the Corporation at 6 North Main Street Suite 500, Dayton, Ohio 45402-1900, Attention: Secretary, on or before February 15, 1997 in order to be eligible for such inclusion.

                By order of the Board of Directors.

                      JAMES J. MULLIGAN
                         Secretary

Dayton, Ohio
June 14, 1996

                                      PROXY
                            KRUG INTERNATIONAL CORP.
                  ANNUAL MEETING OF SHAREHOLDERS, JULY 16, 1996


The undersigned holder(s) of Common Shares of KRUG International Corp., an Ohio corporation (the "Corporation"), hereby appoints C. L. HASLEM and ROBERT M. THORNTON, JR., and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, July 16, 1996, at 10:00 a.m., and at any and all adjournments of said meeting, as follows:

1.           ELECTION OF DIRECTORS.

             ___ FOR all nominees listed below (except as marked to the contrary below).

             ___ WITHHOLD AUTHORITY to vote for all nominees listed below.

             INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
             INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
             NAME BELOW.

             W. E. Greenhalgh, Karen Beth Brenner and Bernee D.L. Strom

2. An amendment to the Corporation's Regulations making the Ohio Control Share Acquisition Statute inapplicable to the Corporation.

                       |_| FOR          |_| AGAINST           |_| ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Receipt is acknowledged of Notice of the above meeting, the Proxy Statement relating thereto and the Annual Report to Shareholders for the fiscal year ended March 31, 1996.

                                          Dated  _____________________, 1996

                                          ----------------------------------

                                          ----------------------------------
                                                    (Signatures)

                                          Shareholders should date this proxy
                                          and sign here exactly as name appears
                                          at left. If stock is held jointly,
                                          both owners should sign this proxy.
                                          Executors, administrators, trustees,
                                          guardians and others signing in a
                                          representative capacity should
                                          indicate the capacity in which they
                                          sign.


                      PLEASE MARK, SIGN, DATE AND MAIL THIS
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE




                                       -2-